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                                                                    EXHIBIT 99.1


                                     ONEIDA

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                                  NEWS RELEASE
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FOR IMMEDIATE RELEASE
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CONTACTS:
Richard Mahony
Gavin Anderson & Company (212) 515-1960


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                 ONEIDA FILES PRENEGOTIATED REORGANIZATION PLAN


ONEIDA, NY - March 20, 2006 - Oneida Ltd. (OTCBB: ONEI) today announced that it has successfully completed the next step in its previously announced recapitalization plan by filing voluntary petitions for Chapter 11 relief in the United States Bankruptcy Court for the Southern District of New York. The company concurrently filed a prenegotiated plan of reorganization under Chapter 11 that will substantially reduce the company's debt and legacy liabilities.

As previously announced, the proposed prenegotiated plan of reorganization provides, among other things, for the conversion of 100% of Oneida's Tranche B loan, representing approximately $100 million, into 100% of the equity of the newly reorganized company. The plan also includes a $170 million long term credit facility that will refinance Oneida's Tranche A debt and provide the company with additional liquidity to continue to grow its business. Oneida's general unsecured creditors will not be impaired under the plan; however, existing common and preferred stockholders will not receive any distributions under the plan and their equity will be cancelled on the effective date of the plan.

Oneida will continue to operate its business in the ordinary course during the recapitalization process and its foreign operations will not be subject to the Chapter 11 proceeding. The company expects to exit Chapter 11 in approximately 90 days.





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About Oneida

Incorporated in 1880, Oneida Ltd. is one of the world's largest sourcing and distribution companies for stainless steel and silverplated flatware for both the consumer and foodservice industries. It is also the largest supplier of dinnerware to the foodservice industry in North America. Additional information about Oneida can be found at www.oneida.com.

Note on Forward-Looking Statements

This press release includes forward-looking information and statements. These statements are based on current expectations, estimates and projections. These expectations, estimates and projections are generally identifiable by statements containing words such as "expects," "believes," "estimates," "targets," "plans" or similar expressions. However, there are many risks and uncertainties, many of which are beyond our control, that could cause our actual results to differ materially from the forward-looking information and statements made in this press release. For further information regarding risks and uncertainties associated with Oneida's business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of Oneida's SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.




                                     ONEIDA

                       ----------------------------------
                                  NEWS RELEASE
                       ----------------------------------



FOR IMMEDIATE RELEASE
---------------------

CONTACTS:
Richard Mahony
Gavin Anderson & Company (212) 515-1960



                  ONEIDA RECEIVES APPROVAL OF FIRST-DAY MOTIONS


ONEIDA, NY, - March 20, 2006 - Oneida Ltd. (OTCBB: ONEI) today marked further progress in its recapitalization plan, announcing that it has obtained relief under its "first day motions" relating to employee, financing and other operational matters from the U.S. Bankruptcy Court for the Southern District of New York.

The relief granted by the Court includes the authority to continue payment of employee salaries, wages and benefits and the interim authority to continue performance of its obligations to



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customers, suppliers and business partners. In addition, Oneida received interim approval of the previously announced $40 million revolving credit facility arranged with JP Morgan Chase that will provide financing for the company during these proceedings.

Terry G. Westbrook, Oneida's President and CEO, said: "Our operations have continued to run smoothly since we announced our recapitalization plan just over a week ago, and our customers and suppliers have been very supportive of our recapitalization effort. We are pleased to have received Court approval for these motions, which enable us to operate our business as usual."

About Oneida

Incorporated in 1880, Oneida Ltd. is one of the world's largest sourcing and distribution companies for stainless steel and silverplated flatware for both the consumer and foodservice industries. It is also the largest supplier of dinnerware to the foodservice industry in North America. Additional information about Oneida can be found at www.oneida.com.

Note on Forward-Looking Statements

This press release includes forward-looking information and statements. These statements are based on current expectations, estimates and projections. These expectations, estimates and projections are generally identifiable by statements containing words such as "expects," "believes," "estimates," "targets," "plans" or similar expressions. However, there are many risks and uncertainties, many of which are beyond our control, that could cause our actual results to differ materially from the forward-looking information and statements made in this press release. For further information regarding risks and uncertainties associated with Oneida's business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of Oneida's SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.


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